Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Multi Asset Fund (the “Fund”)

Supplement dated May 1, 2020 to the Prospectus and Statement of Additional Information (“SAI”), each dated August 28, 2019, as supplemented or revised from time to time

Effective as of May 1, 2020 the Prospectus and SAI are revised as follows:

1.      All references to Patrick Edwardson as a Portfolio Manager of the Fund are removed.

2.      The “Annual Fund Operating Expenses” table and related footnotes in the section “Fees and Expenses” under “Fund Summary” in the Prospectus is restated in its entirety as follows:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class K	Institutional Class
Management Fees(a)	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(b)(c)	2.35%	2.50%
Acquired Fund Fees and Expenses(b)	0.27%	0.27%
Total Annual Fund Operating Expenses	3.12%	3.27%
Fee Waiver and/or Expense Reimbursement(d)(e)(f)	-2.55%	-2.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(d)(e)(f)	0.57%	0.72%

(a)           The Management Fee consists of an Advisory Fee and an Administration and Supervisory Fee paid by the Fund to Baillie Gifford Overseas Limited (the “Manager”).

(b)           Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) for Class K and Institutional Class shares have   been estimated for the current fiscal year based on estimated Fund assets of $10 million, the minimum initial investment amount for Class K shares.

(c)            Other Expenses for Institutional Class include estimated sub-accounting expenses of 0.15%.

(d)           The Manager has contractually agreed to irrevocably waive a portion of its Management Fee in an amount equal to 100% of the management fee paid by any Affiliated Acquired Fund with respect to Fund assets invested in such Affiliated Acquired Fund. For purposes of this waiver, “Affiliated Acquired Fund” means any pooled investment vehicle that is managed by the Manager or by any of its affiliates and that pays a management fee. This contractual agreement (the “Affiliated Fund Waiver”) may only be terminated by the Board of Trustees of the Trust. It is estimated that the Affiliated Fund Waiver will result in waivers of 0.10% of the estimated total AFFE of 0.27%, and that the Fund will indirectly bear the remaining 0.17% in AFFE.

(e)            The Manager has contractually agreed to waive its Advisory Fee with respect to the Fund from May 1, 2020 until May 1, 2022, such that the effective base Advisory Fee under the Fund’s investment advisory agreement shall be calculated at an annual rate equal to 0.08% for average daily net assets of the Fund up to $2 billion, 0.06% for average daily net assets of the Fund over $2 billion and up to $5 billion, and 0.05% for average daily net assets of the Fund over $5 billion. This contractual agreement (the “Temporary Advisory Fee Waiver”) may only be terminated by the Board of Trustees of the Trust. The Temporary Advisory Fee Waiver will be given effect independently of the application of the Affiliated Fund Waiver described above.

(f)             The Manager has contractually agreed to waive its fees and/or bear Other Expenses of the Fund from May 1, 2020 until May 1, 2022 to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses, AFFE and extraordinary expenses) attributable to Class K or Institutional Class shares exceed an amount equal to 0.40% on an annual basis (based on the average daily net assets of the Fund) minus any amount waived under the Affiliated Fund Waiver attributable to such class. This contractual agreement (the “Expense Limitation”) may only be terminated by the Board of Trustees of the Trust. The Expense Limitation will be applied after giving effect to the Temporary Advisory Fee Waiver described above.

3.      The sub-section titled “Example of Expenses” in the section “Fees and Expenses” under “Fund Summary” in the Prospectus is restated in its entirety as follows:

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example in the table below also applies the Affiliated Fund Waiver to each period, the Expense Limitation to the first year of each period, and the Temporary Advisory Fee Waiver to the one year period and the first two years of the three year period.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

	Class K	Institutional Class
1 Year	$58	$74
3 Years	$676	$717

4.      The table under the sub-section titled “Investment Services” in the section “Investment Manager” under “Fund Management” in the Prospectus is restated as follows:

Fund	Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund’s average daily net assets)(a)
Baillie Gifford Multi Asset Fund	$0 - $2	0.33%
	>$2 - $5	0.29%
	Above $5	0.27%

(a) The Manager has contractually agreed to waive its Advisory Fee with respect to the Fund from May 1, 2020 until May 1, 2022, such that the effective base Advisory Fee under the Fund’s investment advisory agreement shall be calculated at an annual rate equal to 0.08% for average daily net assets of the Fund up to $2 billion, 0.06% for average daily net assets of the Fund over $2 billion and up to $5 billion, and 0.05% for average daily net assets of the Fund over $5 billion. The Temporary Advisory Fee Waiver may only be terminated by the Board of Trustees of the Trust. The Temporary Advisory Fee Waiver will be given effect independently of the application of the Affiliated Fund Waiver.

5.      The fourth and fifth paragraphs under the sub-section titled “Expenses” in the section “Investment Manager” under “Fund Management” in the Prospectus are restated as follows:

The Manager has contractually agreed to irrevocably waive a portion of its Management Fee in an amount equal to 100% of the management fee paid by any Affiliated Acquired Fund (defined below) with respect to Fund assets invested in such Affiliated Acquired Fund. For purposes of this waiver, “Affiliated Acquired Fund” means any pooled investment vehicle managed by the Manager or by any entity controlling, controlled by or under common control with the Manager, provided that, with respect to the share class in which the Fund invests, the pooled investment vehicle pays a management fee. This contractual agreement (the “Affiliated Fund Waiver”) has an indefinite term for so long as the Fund’s investment advisory agreement and related contractual arrangements remain in full force and effect, and it may only be terminated by the Board of Trustees of the Trust. The Manager estimates that the Affiliated Fund Waiver will result in waivers of 0.10% of the estimated total AFFE of 0.27%, and that the Fund will indirectly bear the remaining 0.17% in AFFE.

The Manager has contractually agreed to waive its Advisory Fee with respect to the Fund from May 1, 2020 until May 1, 2022, such that the effective base Advisory Fee under the Fund’s investment advisory agreement shall be calculated at an annual rate equal to 0.08% for average daily net assets of the Fund up to $2 billion, 0.06% for average daily net assets of the Fund over $2 billion and up to $5 billion, and 0.05% for average daily net assets of the Fund over $5 billion. This contractual agreement (the “Temporary Advisory Fee Waiver”) may only be terminated by the Board of Trustees of the Trust. The Temporary Advisory Fee Waiver will be given effect independently of the application of the Affiliated Fund Waiver described above.

The Manager has contractually agreed to waive its fees and/or bear Other Expenses of the Fund from May 1, 2020 until May 1, 2022 to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, sub-accounting expenses, AFFE and extraordinary expenses) attributable to Class K or Institutional Class shares exceed an amount equal to 0.40% on an annual basis (based on the average daily net assets of the Fund) minus any amount waived under the Affiliated Fund Waiver attributable to such class. This contractual agreement (the “Expense Limitation”) may only be terminated by the Board of Trustees of the Trust. The Expense Limitation will be applied after giving effect to the Temporary Advisory Fee Waiver described above.

6.      The table under the sub-section titled “Investment Advisory Fee” in the section “Management Services” under “Manager” in the SAI is restated as follows:

Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund’s average daily net assets)(a)
$0 - $2	0.33%
>$2 - $5	0.29%
Above $5	0.27%

(a) The Manager has contractually agreed to waive its Advisory Fee with respect to the Fund from May 1, 2020 until May 1, 2022, such that the effective base Advisory Fee under the Fund’s investment advisory agreement shall be calculated at an annual rate equal to 0.08% for average daily net assets of the Fund up to $2 billion, 0.06% for average daily net assets of the Fund over $2 billion and up to $5 billion, and 0.05% for average daily net assets of the Fund over $5 billion. The Temporary Advisory Fee Waiver may only be terminated by the Board of Trustees of the Trust. The Temporary Advisory Fee Waiver will be given effect independently of the application of the Affiliated Fund Waiver

7.             “Market Disruption and Geopolitical Risk” under the sub-section titled “Principal Risks” in the section “Fund Summary” in the Prospectus is restated as follows:

Market Disruption and Geopolitical Risk – The value of the Fund’s investments could be adversely affected by events that disrupt securities markets and adversely affect global markets such as war, terrorism, public health crises, and geopolitical events and by changes in non-U.S. and U.S. economic and political conditions. As a result of these events, the Fund could lose money, experience significant redemptions, encounter operational difficulties, and suffer other negative impacts.

8.             “Market Disruption and Geopolitical Risk” in the section “Principal Investment Risks” in the Prospectus is restated as follows:

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objectives, and increase the Fund’s exposure to the other risks detailed in this Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. War, terrorism, public health crises, and geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Similarly dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

Communicable diseases, including those that result in pandemics or epidemics, may pose significant threats to human health, and such diseases, along with any efforts to contain their spread, may be highly disruptive to both global and local economies and markets, with significant negative impact on individual issuers, sectors, industries, and asset classes. Significant public health crises, including those triggered by the transmission of a communicable disease and efforts to contain it may result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects may be short term or may last for an extended period of time, and in either case can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance, and overall prevent the Fund from implementing its investment strategies and achieving its investment objective.

Certain locations and industries may be particularly susceptible to this risk, and other risks may be heightened by such events.  See, for example, Emerging Markets Risk, Frontier Markets Risk, Information Technology Risk, Liquidity Risk, Service Provider Risk, and Valuation Risk.

Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund.

Market disruptions, including sudden government interventions (e.g., currency controls), can also prevent the Fund from implementing its investment strategies efficiently and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.

While the U.S. government has honored its credit obligations continuously for more than 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. can result in the shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties regarding the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets would likely be significantly disrupted and the Managers business may be adversely affected. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, commonly referred to as “Brexit.” In March 2017, the United Kingdom provided formal notification of its intention to withdraw from the European Union pursuant to Article 50 of the Treaty of Lisbon to the European Council. While the United Kingdom formally left the European Union on January 31, 2020, there is still a significant degree of uncertainty about the potential consequences of Brexit. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European Union economies, as well as the broader global economy for some time. It is also possible that various countries within the United Kingdom, such as Scotland, could seek to separate from the United Kingdom and remain a part of the European Union. The consequences of the United Kingdoms or another country’s exit from the European Union and/or Eurozone also could threaten the stability of the euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond.

Because of the fast-moving nature of current U.S.-China trade disputes, there is a heightened risk that events occurring after the close of Chinese markets may have a material impact on the value of Chinese securities held by the Fund.  The likelihood of such an occurrence and impact of such events may be difficult to assess before the Fund’s Pricing Point (as defined below) on the same day, which may impact the accuracy of the NAV per share calculated by the Fund on a given day. The Fund maintains policies and procedures intended to mitigate this risk.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE